July 27, 2007
THE DREYFUS/LAUREL FUNDS TRUST
DREYFUS PREMIER LIMITED TERM HIGH YIELD FUND

SUPPLEMENT TO PROSPECTUS DATED MAY 1, 2007

The following information supersedes and replaces the information in the fourth and fifth paragraph contained in the section in the Fund’s Prospectus entitled “Management.”

The fund is co-managed by Karen Bater and David Bowser. Ms. Bater has been a primary portfolio manager of the fund and employed by Dreyfus since July 2007. She is Director of high yield strategies at Standish Mellon Asset Management Company, LLC (Standish Mellon), an affiliate of Dreyfus, and is responsible for managing Standish Mellon’s high yield portfolios. Ms. Bater joined Standish Mellon in July 2007. Prior to joining Standish Mellon, Ms. Bater led the high yield portfolio management team at NWD Investments since May 2000. Mr. Bowser has been a primary portfolio manager of the fund since October 2006 and has been a portfolio manager of the fund and employed by Dreyfus since July 2006. He is also a Charted Financial Analyst and Strategist for Investment Grade Credit, and a portfolio manager for dedicated corporate mandates at Standish Mellon. Mr. Bowser joined Standish Mellon in 2000.

The fund’s Statement of Additional Information (SAI) provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of fund shares.

July 27, 2007

THE DREYFUS/LAUREL FUNDS TRUST
DREYFUS PREMIER LIMITED TERM HIGH YIELD FUND

SUPPLEMENT TO STATEMENT OF ADDITIONAL INFORMATION
DATED MAY 1, 2007

     Effective July 25, 2007, the following information supersedes and replaces any contrary information contained in the section in the Fund’s Statement of Additional Information entitled “Management Arrangements.”

     Effective July 25, 2007, David Bowser, Karen Bater, Chris Barris and Kent J. Wosepka are the portfolio managers for the Fund. Messrs. Bowser, Barris and Wosepka and Ms. Bater are dual employees of Dreyfus and Standish Mellon Asset Management Company LLC, an affiliate of Dreyfus.

Additional Information about Portfolio Managers

The following table lists the number and types of other accounts advised by the primary portfolio managers and assets under management in those accounts as of July 24, 2007:

	Registered
	Investment
Portfolio	Company		Pooled	Assets	Other
Manager	Accounts	Assets Managed	Accounts	Managed	Accounts	Assets Managed

David Bowser	1	$1.25 Million	0	$0	9	$1.29 Billion

Karen Bater	3	$791.08 Million	0	$0	10	$1.25 Billion

None of the funds or accounts are subject to a performance-based advisory fee.

     The dollar range of Fund shares beneficially owned by the primary portfolio managers is as follows as of July 24, 2007:

Dollar Range of Portfolio
Portfolio Manager	Portfolio Name	Shares Beneficially Owned

David Bowser	Dreyfus Premier Limited Term	None
High Yield Fund

Karen Bater	Dreyfus Premier Limited Term	None
High Yield Fund